1 Corporate Overview January 2023

Safe Harbor Statement This presentation contains “forward-looking statements,” which are statements related to events, results, activities or developments that SI-BONE expects, believes or anticipates will or may occur in the future. Forward-looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based on SI-BONE’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. Risks to our results include SI- BONE's ability to introduce and commercialize new products and indications, SI-BONE's ability to maintain favorable reimbursement for procedures using its products, the impact of future fluctuations in currency exchange rates on SI-BONE's revenues, SI-BONE's ability to manage risks to its supply chain and the future impact the COVID-19 pandemic will have on the ability and desire of patients and physicians to undergo procedures using the iFuse Implant System. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these and other risks and uncertainties, many of which are described in the company's most recent filings on Form 10-K and Form 10-Q, and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC's Internet site (www.sec.gov), especially under the caption "Risk Factors". SI-BONE does not undertake any obligation to update forward-looking statements and expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein, except as required by law. 2

Transforming & Leading the Sacropelvic Space

Market Leadership	Differentiated Platform	Clinical and Educational Focus	Expanding Addressable Markets
$2.4B U.S. annual SIJF opportunity	5-year SIJF clinical data	SI-BONE SImulator™ advanced training platform	Trauma pelvic ring fracture solution
279K U.S. annual SIJF procedures opportunity	Universal U.S. SIJF payor coverage	>3,000 surgeons performed procedure since inception	$350M U.S. annual trauma opportunity[2]
>75,000 procedures worldwide since inception	~160 dedicated field representatives	~200 academic programs with training events	Adult deformity spino-pelvic fixation/fusion
Majority U.S. SIJF market share[1]	Sacropelvic product portfolio & pipeline	~1,200 trained fellows and residents	$250M U.S. annual deformity opportunity[2]

1. Spinemarket, Inc. (2021)
2. Based on management estimate.

3

Setup to Deliver Strong and Sustainable Long-term Growth

2009
- iFuse launch

2015
- SIFI Clinical Trial
- INSITE Clinical Trial

2017
- iFuse 3D launch

2018
- IPO

2019
- Bedrock launch
- LOIS clinical Trial (5-yr data)

2020
- SI SImulator introduced

2021
- iFuse-TORQ launch
- iFuse Bedrock Granite – FDA BDD
- SALLY Clinical Trial (2-yr data)

2022
- iFuse Bedrock Granite – launch & NTAP
- iFuse-TORQ – fragility fracture FDA clearance
- iFuse-TORQ – Bedrock approach clearance
- iFuse Bedrock Granite – Expanded rod compatibility

- Product / solutions launched
- Clinical trial results

Near Universal coverage in the U.S. for MIS SIJF

4

Entering 2023 With Accelerating Momentum in the U.S. Note: As of January 9, 2023 Note: The fourth quarter and full year 2022 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's f inancial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2022 financial results during its fourth quarter 2022 earnings call in February 2023. 5 2022 U.S. REVENUE GROWTH (y/y) 1Q22 2Q22 3Q22 4Q22E 21% 18% 9% ~28% 2022 WW REVENUE ($M) $22.4 $25.6 $26.4 1Q22 2Q22 3Q22 4Q22E 2022 U.S. REVENUE ($M) 1Q22 2Q22 3Q22 4Q22E $24.6 $23.8 $20.4 $29.8-$29.9 $31.7- $31.9

Growth Driven by Robust Surgeon Engagement + Procedure Demand


U.S. 4Q22
ACTIVE SURGEON BASE
~920
+33%
~690
4Q21
4Q22


U.S. ANNUAL PROCEDURE
VOLUME
~11,600
+23%
~9,400
FY21
FY22

- Investment in surgeon education driving record levels of surgeon engagement
- Expanded portfolio driving strong procedure volume

Note: As of January 9, 2023

Note: The fourth quarter and full year 2022 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2022 financial results during its fourth quarter 2022 earnings call in February 2023.

6

Operating Leverage Driving Lower Cash Usage



2022 CASH USAGE
($M)
$(16.3)
$(16.3)
$(10.4)
$(8.0)
1Q22
2Q22
3Q22
4Q22E

Continued improvement in operating leverage

- ~40%+ reduction in cash outflow in 2H22 vs. 1H22

Entering 2023 with strong liquidity

- $96+ million in expected cash and equivalents at the end of FY22
- In January 2023 refinanced the current debt with a new $51 million Credit Facility
  - $36 million Term Loan (amortization starts July 2025)
  - $15 million Revolving Line of Credit
  - Extended maturity and lowered interest rate

Note: As of January 9, 2023

Note: The fourth quarter and full year 2022 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2022 financial results during its fourth quarter 2022 earnings call in February 2023.

7

Pioneering sacropelvic surgical solutions 8 >75,000 Procedures >3,000 Surgeons >300M U.S. Covered Lives Note: As of January 9, 2023

LAST JOINT LARGEST JOINT SI JO INT Major Joints Market 9

30M+ in the U.S. Suffer From Lower Back Pain

4.7M
SI joint pain sufferers



1.4M
Eligible for surgery



1 out of 3 SI joint pain patients is eligible for surgery

5 years in pain

279K
Cases

1.2M therapeutic injections per year

$2.4B
Annual U.S. SI-joint fusion market opportunity

Each symbol represents 150K people

Sources: Jensen M, Brant-Zawadzki M, Obuchowski N, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007, Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery.

10

A Major Gap in Sacroiliac Joint Therapy NON-SURGICAL MANAGEMENT SURGERY MEDICATIONS, PHYSICAL THERAPY THERAPEUTIC INJECTIONS RADIO-FREQUENCY ABLATION OPEN SI JOINT FUSION MIS SI JOINT FUSION 11

Diagnostic Algorithm Acceptance and Adoption Source: Petersen, et al. BMC Musculoskeletal Disorders. 2017;18(1):188. DOI 10.1186/s 12891-017-1549-6 PATIENT HISTORY PROVOCATIVE TESTS LOCAL ANESTHETIC INJECTION MEDICARE (MACs) PRIVATE PAYORS Accuracy equals or exceeds other lumbar spine diagnoses 12

Comprehensive Sacropelvic Surgical Solutions

Platform Technologies



iFuse and iFuse-3D™



iFuse-TORQ™



iFuse Bedrock Granite™

Enabling Technologies



iFuse Navigation



iFuse Decorticator



iFuse Neuromonitoring



iFuse Robotics



iFuse Bone®

13

Clinically Proven Minimally Invasive Solution

- Proven triangular design and procedure
- Porous, 3D-printed titanium implant
- Bony on-growth, in-growth, through-growth*



REPRESENTATIVE COMPETITOR



TPS-COATED iFUSE



CANCELLOUS BONE



3D-PRINTED iFUSE-3D



3 MONTH SHEEP STUDY*



* MacBarb RF, et al. Int J Spine Surg. 2017;11:16 (Part 2). DOI: 10.14444/4016.

14

15 Proprietary, Differentiated Technology iFuse SI Screws Rotation  6x resistance (vs. 12mm Rialto screw)1 ▪ 1x resistance Strength  3x strength (vs. stand 8.0mm cannulated screw)2 ▪ 1x strength Safety  Low complication rate3 ▪ No known aggregate published data Revision  3.5% (4-year)4 ▪ 6.1% @ 1 year6 ~1% @ 1 year7 No known other published data Clinical Evidence  100+ publications (2 RCTs)5 ▪ 26 publications (no RCTs)8 Surface  Porous ▪ Mostly smooth (some products have rough/etched portions) 1. SI-BONE Technical Study 300610-TS. Torsional Rigidity of the iFuse Implant Compared with a SI Joint Screw in a Sawbones Model. 2. SI-BONE Report. Strength of materials of the SI-BONE iFuse Implant v s. 8.0 mm Cannulated Screw. Mauldin RG. December 2009. 3. SI-BONE Corporate Records. Complaing Handling & Post-market Surv eillance. August 2022. 4. Cher DJ, et al. Med Devices (Auckl). 2015;8:485-92. DOI: 10.2147/MDER.S94885. 5. www.si-bone.com/results 6. Claus CF, et al. World Neurosurg. 2020 Jan;133:e745-e750. (Rialto 6.1% vs. iFuse 2.4%) 7. Kucharzy k, et al. Int J Spine Surg. 2022 Feb;16(1):168-175. (The EVoluSIon Clinical Study ) 8. Medtronic (5), Globus (4), Surgalign / RTI / Zy ga (10), other (7) [as September 30, 2022]

Intellectual Property Overview ▪ 64 issued patents: U.S. (49), OUS (15) ▪ 51 pending patents: U.S. (32), OUS (19) ▪ iFuse patents cover until November 2024 ▪ iFuse-3D™ patents cover until September 2035 SHAPE Joint … fused … a rectilinear bone fusion implant… across the joint APPROACH Lateral insertion path through the ilium and into the sacrum. A postero- lateral insertion path angling through the SI joint. 3-D TECHNOLOGY Fenestration is offset from both the distal end and the proximal end. One repeating internal portion comprising a plurality of apex struts. 16 Note: As of quarter ended September 30, 2022.

Robust Clinical Evidence • 100+ peer-reviewed published papers • 5-year long-term, prospective data • Two Level 1 randomized studies 17 www.si-bone.com/results

Patient Experience 95%Patient satisfaction1 Clinically meaningful threshold at 15 pts 1. Whang PG, et al. Long-Term Prospective Clinical And Radiographic Outcomes After Minimally Invasive Lateral Transiliac Sacroiliac Joint Fusion Using Triangular Titanium Implants. Med Devices (Auckl). 2019;12:411-422. DOI: 10.2147/MDER.S219862. 26 POINTS ODI Disability Improvement1 Clinically meaningful threshold at 20 pts 54 POINTS VAS Pain Reduction1 18

SALLY Prospective Clinical Trial: iFuse-3D 2-year Outcomes[1]

Rapid, marked and durable improvements in pain, patient function and quality of life

VAS SIJ pain



Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
Mean, 95% CI
100
75
50
25
0
0 1 3 6 12 18 24
Months after SIJ fusion

ODI



Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
60
40
20
0
0 1 3 6 12 18 24
Months after SIJ fusion

VAS Pain Reduction	57-point improvement (MCID 20 points)
ODI Disability Improvement	25-point improvement (MCID 15 points)
Decreased Opioid Use	59% at baseline vs. 18% at follow-up
Patient Satisfaction	91% satisfied / very satisfied at follow-up

All Trial Goals Met

Equivalence to iFuse[2]
✓ Demonstrated

Objective Functional Improvement[3]
✓ Important improvement

Accelerated SI Joint Fusion[4]
✓ 100% bone integration and 77% bone bridging at 12 months

1. Patel V, et al. Prospective Trial of Sacroiliac Joint Fusion Using 3D-Printed Triangular Titanium Implants: 24-Month Follow-Up. Med Devices (Auckl). 2021;14:211-16. (Published June 29, 2021).
[51 subjects enrolled and treated between October 2017 and January 2019. 24-month follow-up was obtained in 43 (84%)]
2. Similar results to RCTs (INSITE and iMIA) and Prospective trial SIFI.
3. Three tests (active straight leg raise, 5x sit-to-stand, transitional timed up-and-go)
4. CT at 6 and 12 months [Patel V, et al. Med Devices (Auckl). 2022;13:173-82.]

19

iFuse-TORQ: Cutting Edge Pelvic Fixation and Fusion

Large, Adjacent Market [1]	Differentiated Technology	Competitive Advantages
~$350 million Pelvic Trauma opportunity	FuSIon 3D™ Surface for Osseointegration	TORQLock™ Threads[2] 10x rotational resistance on insertion vs. trauma screws
~120K Sacral Fragility fracture incidence / yr.		
~$40 million revenue synergy opportunity	IntelliHarvest™ Technology self harvests host bone	Compression Lag Implant and washer





1. Based on internal estimates.
2. Internal clinical reports. Data on file.

20

iFuse Bedrock Granite: Optimized for Fusion and Fixation



Differentiated Technology



Microporous Lattice Surfaces



Macroporous Fenestrations
IntelliHarvest® Cutting Flutes



OMNICapture™ Tulip & Set Screw



ezDrive® Tip

Large, Adjacent Market

~$250 million Adult Spinal Deformity opportunity[1]

Competitive Advantages

- Breakthrough Device Designation by the FDA
- Expanded Rod Combability allows use with wide variety of pedicle screw systems
- Up to $9,828 New Technology Add-On Payment (NTAP)

1. Based on internal estimates.

21

SI-BONE SImulator Surgeon Training System 22 ▪ 25 SImulators deployed in the U.S. and Internationally ▪ Driving surgeon engagement and active surgeon growth ✓ On-demand, anytime, anywhere ✓ No surgeon travel ✓ Radiation-free virtual CTs ✓ Eliminate cadaver costs ✓ All three procedures and morphologies

Differentiated Portfolio Complimented By Strong Fundamentals

ROBUST DATA	REIMBURSEMENT ADVANTAGE	ATTRACTIVE FINANCIAL PROFILE	EXPANDING ADDRESSABLE MARKET
>100 PUBLISHED PAPERS	>300M COVERED LIVES	~28% 4Q22E US REVENUE GROWTH	~$2.4B US SIJF ANNUAL OPPORTUNITY
2 RANDOMIZED TRIALS	NTAP IFUSE BEDROCK GRANITE	~84-85% FY22E GROSS MARGIN	~$600M ADJ. MARKET ANNUAL OPPORTUNITY

~$96M in cash and equivalents as of December 31, 2022

Note: As of January 9, 2023
Note: The fourth quarter and full year 2022 revenue and cash and marketable securities included in this release are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. SI-BONE expects to provide fourth quarter and full year 2022 financial results during its fourth quarter 2022 earnings call in February 2023.
Note: FY22E Gross Margin based on annual gross margin guidance for the year.

23

DisclosureDisclosure The iFuse Implant System® and iFuse Bedrock Granite Implant System are both intended for sacroiliac fusion for the following conditions: • Sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months. • To augment immobilization and stabilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. • Acute, non-acute, and non-traumatic fractures involving the sacroiliac joint. The iFuse-TORQ® Implant System is indicated for: • Fusion of the sacroiliac joint for sacroiliac joint dysfunction including sacroiliac joint disruption and degenerative sacroi liitis. • Fracture fixation of the pelvis, including acute, non-acute and non-traumatic fractures. There are potential risks associated with the iFuse Implant System, iFuse-TORQ Implant System and iFuse Bedrock Granite Implant System. Such treatment may not be appropriate for all patients and all patients may not benefit. For more complete information, including full indications for use, please see www.si-bone.com/label. For more information on risks, please see www.si-bone.com/risks One or more of the individuals named herein may be past or present SI-BONE employees, consultants, investors, clinical trial investigators, or grant recipients. Research described herein may have been supported in whole or in part by SI-BONE. SI-BONE, iFuse Implant System, iFuse Technology, iFuse Bedrock, iFuse Bone, and iFuse-TORQ are registered trademarks of SI-BONE, Inc. iFuse-3D, SI-BONE SImulator, FuSIon 3D, IntelliHarvest, and TORQLock are trademarks of SI-BONE, Inc. © 2023 SI-BONE, Inc. All rights reserved. 24

Pioneering sacropelvic surgical solutions 25 >75,000 Procedures >3,000 Surgeons >300M U.S. Covered Lives Note: As of January 9, 2023